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                                                                   Exhibit 10.3

                                                              CUSTOMER NO. 1208

                                FIRST AMENDMENT TO
                            LOAN AND SECURITY AGREEMENT


       THIS FIRST AMENDMENT to LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of March 31, 2000, by and between Trega Biosciences, Inc. (the "Borrower"), a Delaware corporation, having its principal place of business and chief executive office at 9880 Campus Point Drive, San Diego, California, 92121, and TRANSAMERICA BUSINESS CREDIT CORPORATION (the "Lender"), a Delaware corporation, having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois, 60018.


                               W I T N E S S E T H :

       WHEREAS, the Borrower and the Lender are parties to a Loan and Security Agreement, dated as of December 23, 1998 (as amended, the "Loan Agreement"; capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement unless otherwise defined herein); and

       WHEREAS, the parties hereto desire to amend the Loan Agreement in the manner set forth herein.

       NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Borrower and Lender hereby agree as follows:

       1. AMENDMENT TO LOAN AGREEMENT. Effective as of the date this Amendment is fully executed by the Lender and Borrower hereof, and subject to the satisfaction of the Borrower of conditions as determined by Lender, the Loan Agreement is hereby amended as follows:

       (a) Section 3.1, Borrowings, of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

       SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $100,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied.
The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of November 25, 1998, as amended on March 31, 2000 and attached hereto respectively as Exhibit A and Exhibit B (collectively the "Commitment Letter").

       2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

              (a) Since December 23, 1998, there has occurred no development, event or change that has had or could reasonably be expected to have a Material Adverse Effect.

              (b) No Default or Event of Default has occurred and is continuing.

              (c) The representations and warranties of such Borrower contained in Section 4 of the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent that such representation and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date).


                                      -1-
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              (d)    This Amendment constitutes the legal, valid and binding
obligation of such Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by general principles of equity.

       3. EXPENSES. The Borrower shall pay for all of the reasonable costs and expenses incurred by the Lender in connection with the transactions contemplated by the Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Lender.

       4.     MISCELLANEOUS.

              (a) Except as expressly amended herein, all of the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect.

              (b) Upon the effectiveness of this Amendment, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and all references in the Loan Agreement to the "this Agreement", "hereof", "herein", or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Lender under any of the Loan Documents, or constitute an amendment or waiver of any provision of any of the Loan Documents.

              (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

              (e)    This Amendment shall constitute a Loan Document.

       5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.


                                      -2-

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                   BORROWER

                                   TREGA BIOSCIENCES, INC.


                                   By: _____________________________
                                       Name:
                                       Title:

                                   Hereunto Duly Authorized



                                   LENDER

                                   TRANSAMERICA BUSINESS CREDIT CORPORATION


                                   By: _____________________________
                                       Name:
                                       Title:
                                   Hereunto Duly Authorized





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                                    Exhibit A


November 25, 1998



Mr. Howard Sampson
Acting Chief Financial Officer
Trega Biosciences, Inc.
9880 Campus Point Drive
San Diego, California 92121

Dear Howard:

Transamerica Business Credit Corporation - Technology Finance Division ("Lender") is pleased to offer financing for the Equipment described in this letter to Trega Biosciences, Inc. ("Borrower"). This Commitment supersedes all prior correspondence, proposals, and oral or other communications relating to financing arrangements between Borrower and Lender.

The outline of this offer is as follows:

LENDER: Transamerica Business Credit Corporation - Technology Finance Division and/or its affiliates, successors or assigns.

BORROWER:                           Trega Biosciences, Inc.

AMOUNT OF LOANS:                    Not to exceed $2,200,000 in the aggregate,
                                    of which up to $700,000 may be used to
                                    finance tenant improvements and $75,000 may be for software.

EQUIPMENT:                          Laboratory and office equipment, computers
                                    and tenant improvements, software and
                                    related soft costs. All Equipment subject to Lender approval prior to funding.

COLLATERAL:                         Lender will require a perfected first
                                    priority security interest in all Equipment financed with the Loans, including but not limited to all additions, accessions, improvements, replacements and attachments thereto and proceeds (including insurance proceeds) thereof (the "Collateral").

LOCATION OF COLLATERAL:             San Diego, California

EXPECTED DRAW-DOWN SCHEDULE:        A minimum of $1,000,000 will be drawn on or
                                    before December 31, 1998 and the remaining availability will be drawn on or before December 31, 1999.

LOAN TERM:                          Each Loan Term will commence upon delivery
                                    of the equipment or upon each delivery of items of equipment having an aggregate cost of not less than $100,000, and will continue through 48 months from the first day of the month next following or coincident with commencement of that Loan Term.

PAYMENT TERMS:                     Monthly Payments equal to 2.395% of original
                                   principal amount of each Loan will be
                                   payable monthly in advance. The first
                                   Monthly Payment will be due and payable on or before commencement of each Loan Term.

ADJUSTMENT TO                      Lender reserves the right to increase the
PAYMENT TERMS:                     rate set forth above as of the date each
                                   Loan Term commences proportionally to the change in the weekly average of the interest rates of four-year U.S. Treasury Securities
                                   (as published in the WALL STREET JOURNAL) from the week ending October 23, 1998 to the week preceding the commencement of that Loan
                                   Term. As of the date each Loan Term
                                   commences, the Monthly Payment will be fixed for that entire Loan Term. A schedule of the actual Monthly Payments will be provided by the Lender following commencement of each Loan Term.

BALLOON PAYMENT:                   At the end of each Loan Term, the
                                   Borrower will be obligated to make one final
                                   Balloon Payment equal to 10% of the original principal amount of each Loan, plus any other amounts then due and owing to Lender.

INTERIM PAYMENT:                   An Interim Payment will accrue from the date
                                   each Loan Term commences until the next
                                   following first day of a month (unless the Loan Term commences on the first day of a month). The Interim Payment will be calculated at the daily equivalent of the currently adjusted Monthly Payment.

INSURANCE:                         Prior to any delivery of equipment, the
                                   Borrower will furnish confirmation of
                                   insurance acceptable to the Lender covering the Collateral including primary, all risk, physical damage, property damage and bodily injury with appropriate loss payee and additional insured endorsements in favor of the Lender.

CONDITIONS PRECEDENT               Each Loan will be subject to the following:
TO LENDING:                        1.   No material adverse change in the
                                        financial condition, operations or
                                        prospects of the Borrower prior to
                                        funding. The Lender reserves the right
                                        to rescind any unused portion of its
                                        commitment in the event of a
                                        material adverse change in financial
                                        condition, operation or prospects of the Borrower.
                                   2.   Completion of the documentation and
                                        final terms of the proposed financing
                                        satisfactory to Lender and Lender's
                                        counsel.
                                   3.   Results of all due diligence, including
                                        lien, judgment and tax search and other
                                        matters Lender may request shall be
                                        satisfactory to Lender and Lender's
                                        counsel.
                                   4.   Receipt by Lender of duly executed loan
                                        documentation in form and substance
                                        satisfactory to Lender and its counsel.
                                   5.   Lender shall receive a valid and
                                        perfected first priority lien and
                                        security interest in the Equipment and
                                        Lender shall have received satisfactory
                                        evidence that there are no liens on the
                                        Equipment except as expressly permitted
                                        herein.
                                   6.   Satisfactory review by Lender's
                                        Scientific Advisory Board.


                                       2
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ADDITIONAL                         There will be no actual or threatened
COVENANTS:                         conflict with, or violation of, any
                                   regulatory statute, standard or rule
                                   relating to the Borrower, its present or future operations, or the Equipment.

                                   Borrower will be required to provide
                                   quarterly financial information. All
                                   information supplied by the Borrower will be correct and will not omit any statement necessary to make the information supplied not be misleading. There will be no material breach of the representations and warranties of the Borrower in the Loan.

EXPENSES:                          All costs and expenses incurred by the Lender
                                   in connection with the underwriting and
                                   closing of the Loans will be paid by the Borrower whether or not any Loans are consummated and funds are advanced by the Lender. Such expenses shall not exceed $3,000 without the consent of the Borrower.

LAW: This letter and the proposed Loan are intended to be governed by and construed in accordance with Illinois law without regard to its conflict of law provisions.

INDEMNITY:                         Borrower agrees to indemnify and to hold
                                   harmless Lender, and its officers, directors and employees against all claims, damages, liabilities and expenses which may be incurred by or asserted against any such person in connection with or arising out of this letter and the transactions contemplated hereby, other than claims, damages, liability, and expense resulting from such person's gross negligence or willful misconduct.

CONFIDENTIALITY:                   This letter is delivered to you with the
                                   understanding that neither it nor its
                                   substance shall be disclosed publicly or privately to any third person except those who are in a confidential relationship to you
                                   (such as your legal counsel and accountants), or where the same is required by law and then only on the basis that it not be further disclosed, which conditions Borrower and its agents agree to be bound by upon acceptance of this letter.

                                   Without limiting the generality of the
                                   foregoing, none of such persons shall use or refer to Lender or to any affiliate name in any disclosures made in connection with any of the transactions without Lender's prior written consent.

                                   Upon completion of the initial takedown by Borrower, the Borrower will no longer be required to obtain Lender's prior written consent to disclose the transaction contemplated hereby. In addition, the Borrower agrees to provide camera ready artwork of typestyles and logos of the Borrower for use in promotional material by the Lender.

CONDITIONS OF ACCEPTANCE:          This Commitment Letter is intended to be a
                                   summary of the most important elements of the agreement to enter into a loan transaction with Borrower, and it is subject to all requirements and conditions contained in Loan documentation proposed by Lender or its counsel in the course of closing


                                       3
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                                   the Loans described herein. Not every
                                   provision that imposes duties, obligations, burdens, or limitations on Borrower is contained herein, but shall be contained in the final Loan documentation satisfactory to Lender and its counsel.

                                   EACH OF THE PARTIES HERETO IRREVOCABLY AND
                                   UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY
                                   JURY IN ANY SUIT, ACTION, PROCEEDING OR
                                   COUNTERCLAIM ARISING OUT OF OR RELATED TO
                                   THIS LETTER OR THE TRANSACTION DESCRIBED IN
                                   THIS LETTER.

APPLICATION FEE:                   The $11,000 Application Fee previously
                                   paid will be first applied to the reasonable costs and expenses of the Lender in connection with the transaction, and any remainder shall be applied pro rata to the second month's payment due under each Loan.

COMMITMENT EXPIRATION:             This commitment shall expire on December 4,
                                   1998 unless prior thereto either extended in writing by the Lender or accepted as provided below by the Borrower.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by December 4, 1998.

                                           Yours truly,

                                           TRANSAMERICA BUSINESS CREDIT CORP  -
                                           TECHNOLOGY FINANCE DIVISION


                                           By
                                             -----------------------------------
                                             Robert D. Pomeroy, Jr.
                                             Executive Vice President

Accepted this _____day of December, 1998

TREGA BIOSCIENCES, INC.


By
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                                    Exhibit B


March 31, 2000

Mr. Gerald Wills
Chief Financial Officer
Trega Biosciences, Inc.
9880 Campus Point Drive
San Diego, California 92121

Dear Gerald:

Transamerica Business Credit Corporation - Technology Finance Division ("Lender") is pleased to offer to amend that certain Commitment Letter dated November 25, 1998 as (the "Commitment") from Lender to Trega Biosciences, Inc. ("Borrower") as provided below.

1. The paragraph entitled "Amount of Loans" is hereby deleted in its entirety and the following is inserted in lieu thereof:

AMOUNT OF LOANS:                  Not to exceed $2,800,000 in the aggregate.


2. The paragraph entitled "Expected Draw-Down Schedule" is hereby deleted in its entirety and the following is inserted in lieu thereof:

EXPECTED DRAW-DOWN SCHEDULE:      A minimum of $1,000,000 will be drawn on or
                                  before December 31, 1998, and the remaining availability will be drawn on or before March 31, 2000.

Except as modified hereby, the Commitment and all documents in connection with the Commitment and between Lender and Borrower, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by April 6, 2000.

                                             Yours truly,

                                             TRANSAMERICA BUSINESS CREDIT
                                             CORPORATION -TECHNOLOGY FINANCE
                                             DIVISION

                                             By
                                               ---------------------------------
                                               Gerald A. Michaud
                                               Senior Vice President - Marketing

Accepted this __ day of April, 2000.

TREGA BIOSCIENCES, INC.


By
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